Exhibit 99.2

UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. 2U GetSmarter, LLC Debtor(s) Case No. 24-11286 Lead Case No. 24-11279 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 07/31/2024 Months Pending: 0 Reporting Method: Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Accrual Basis Cash Basis Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ George A. Davis Signature of Responsible Party George A. Davis - Latham & Watkins LLP Printed Name of Responsible Party 09/04/2024 Date 1271 Avenue of the Americas New York, NY 10020 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Petition Date: 07/25/2024 Industry Classification: 6117

Debtor's Name 2U GetSmarter, LLC Case No. 24-11286

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$0	
b. Total receipts (net of transfers between accounts)	$0	$0
c. Total disbursements (net of transfers between accounts)	$0	$0
d. Cash balance end of month (a+b-c)	$0	
e. Disbursements made by third party for the benefit of the estate	$0	$0
f. Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$0
b. Accounts receivable over 90 days outstanding (net of allowance)	$0
c. Inventory (Book ○ Market ○ Other ◉ (attach explanation))	$0
d Total current assets	$829
e. Total assets	$104,314,751
f. Postpetition payables (excluding taxes)	$36,171
g. Postpetition payables past due (excluding taxes)	$0
h. Postpetition taxes payable	$0
i. Postpetition taxes past due	$0
j. Total postpetition debt (f+h)	$36,171
k. Prepetition secured debt	$0
l. Prepetition priority debt	$0
m. Prepetition unsecured debt	$0
n. Total liabilities (debt) (j+k+l+m)	$36,171
o. Ending equity/net worth (e-n)	$104,278,580

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$0	
b. Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c. Gross profit (a-b)	$0	
d. Selling expenses	$0	
e. General and administrative expenses	$0	
f. Other expenses	$0	
g. Depreciation and/or amortization (not included in 4b)	$0	
h. Interest	$0	
i. Taxes (local, state, and federal)	$0	
j. Reorganization items	$0	
k. Profit (loss)	$0	$0

2

Debtor's Name 2U GetSmarter, LLC Case No. 24-11286

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
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Debtor's Name 2U GetSmarter, LLC Case No. 24-11286 Xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii UST Form 11-MOR (12/01/2021)

Debtor's Name 2U GetSmarter, LLC Case No. 24-11286 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv

Debtor's Name 2U GetSmarter, LLC Case No. 24-11286 Xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi

Debtor's Name 2U GetSmarter, LLC Case No. 24-11286

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7

Debtor's Name 2U GetSmarter, LLC Case No. 24-11286

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes ○ No ●
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes ○ No ●
c.	Were any payments made to or on behalf of insiders?		Yes ○ No ●
d.	Are you current on postpetition tax return filings?		Yes ● No ○
e.	Are you current on postpetition estimated tax payments?		Yes ● No ○
f.	Were all trust fund taxes remitted on a current basis?		Yes ● No ○
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes ○ No ●
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes ○ No ○ N/A ●
i.	Do you have:	Worker's compensation insurance?	Yes ● No ○
		If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
		Casualty/property insurance?	Yes ● No ○
		If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
		General liability insurance?	Yes ● No ○
		If yes, are your premiums current?	Yes ● No ○ N/A ○ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes ● No ○
k.	Has a disclosure statement been filed with the court?		Yes ● No ○
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes ● No ○

8

Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages b. Gross income (receipts) from self-employment c. Gross income from all other sources d. Total income in the reporting period (a+b+c) e. Payroll deductions f. Self-employment related expenses g. Living expenses h. All other expenses i. Total expenses in the reporting period (e+f+g+h) j. Difference between total income and total expenses (d-i) k. List the total amount of all postpetition debts that are past due l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C (S) 101(14A)? m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. (S) 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. (S)(S) 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. (S) 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. (S) 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Matthew Norden Signature of Responsible Party Chief Financial Officer and Chief Legal Officer of 2U, Inc. Title Matthew Norden Printed Name of Responsible Party 09/04/2024 Date

Debtor's Name 2U GetSmarter, LLC Case No. 24-11286 Pageonepartone PageTwoPartTwo

Debtor's Name 2U GetSmarter, LLC Case No. 24-11286 Bankruptcy 1 to 50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100

Debtor's Name 2U GetSmarter, LLC Case No. 24-11286 PageThree PageFour

UNITED STATES BANKRUPTCY COURT

FOR THE SOUTHERN DISTRICT OF NEW YORK

In re: 2U, INC., et al.	Case No. (Jointly Administered): 24-11279 (MEW)
Reporting Period: July 2024

SUPPORTING DOCUMENTATION TO UST FORM 11-MOR

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Balance Sheet	MOR-2	x
Statement of Operations	MOR-3	x

MOR NOTES
In re: 2U, INC., et al.	Case No. (Jointly Administered): 24-11279 (MEW)
Reporting Period: July 2024

Notes to the Monthly Operating Report

General:

The report includes activity from the following Debtors and related Case Numbers:

Debtor Name	Case No.
2U, Inc.	24-11279 (MEW)
2U GetSmarter, LLC	24-11286 (MEW)
2U GetSmarter (US), LLC	24-11280 (MEW)
2U Harkins Road LLC	24-11281 (MEW)
2U KEIH Holdco, LLC	24-11283 (MEW)
2U NYC, LLC	24-11282 (MEW)
CritiqueIt, Inc.	24-11284 (MEW)
edX LLC	24-11278 (MEW)
edX Boot Camps LLC	24-11285 (MEW)

MONTHLY OPERATING REPORT NOTES

This monthly operating report (“MOR”) is unaudited and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and it is not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in this MOR has been derived from the Debtors’ books and records, but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. Therefore, in order to comply with their obligations to provide MORs during these chapter 11 cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. Accordingly, this MOR is true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the month ending July 31, 2024, or cumulatively since the Petition Date, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position.

This MOR is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtors’ chapter 11 cases. The unaudited financial statements have been derived from the Debtors’ books and records. The information presented herein has not been subject to all procedures that typically would be applied to financial information presented in accordance with GAAP. Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change. The information furnished in this MOR includes normal recurring adjustments, but does not include all of the adjustments that typically would be made for interim financial statements presented in accordance with GAAP.

MOR NOTES
In re: 2U, INC., et al.	Case No. (Jointly Administered): 24-11279 (MEW)
Reporting Period: July 2024

Notes to Supporting Documentation

Notes to UST Form 11-MOR, Part 1 Cash Receipts and Disbursements:

Based on official instructions published by the Office of the United States Trustee in connection with the completion of UST Form 11-MOR Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany, debtor-to-debtor, transactions. As a result, for those Debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not agree with the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. The Debtors have only listed in this schedule those Debtors with cash balances or cash activity during the applicable reporting period.

MOR-1

In re: 2U, INC., et al.	Case No. (Jointly Administered): 24-11279 (MEW)
Reporting Period: July 2024

Schedule of Cash Receipts and Disbursements

TIME PERIOD: 07/25/2024 through 07/31/2024

Debtor Name	Case No.	Total Cash Disbursements	Total Cash Receipts
2U, Inc.	24-11279 (MEW)	$(25,034,474)	$56,855,571
2U GetSmarter, LLC	24-11286 (MEW)	—	—
2U GetSmarter (US), LLC	24-11280 (MEW)	(340,341)	1,719,352
2U Harkins Road LLC	24-11281 (MEW)	—	—
2U KEIH Holdco, LLC	24-11283 (MEW)	—	—
2U NYC, LLC	24-11282 (MEW)	—	—
Critiquelt, Inc.	24-11284 (MEW)	—	—
edX LLC	24-11278 (MEW)	(1,071,596)	895,753
edX Boot Camps LLC	24-11285 (MEW)	(1,973,603)	1,986,026
Total		$(28,420,014)	$61,456,702

MOR-2

In re: 2U, INC., et al.	Case No. (Jointly Administered): 24-11279 (MEW)
Reporting Period: July 2024

Unaudited Balance Sheet (in 000’s)

$000s	2U, Inc.	2U GetSmarter, LLC	2U GetSmarter (US), LLC	2U Harkins Road LLC	2U KEIH Holdco, LLC	2U NYC, LLC	Critiquelt, Inc.	edX LLC	edX Boot Camps LLC
Assets
Cash and cash equivalents	$2,607	$—	$6,069	$—	$—	$—	$—	$1,105	$1,535
Restricted cash	49,705	—	—	—	—	—	—	—	—
Short-term investments	—	—	—	—	—	—	—	—	—
Accounts receivable, net	50,552	—	12,089	—	—	—	—	4,691	8,012
Short-term financing receivables, net	—	—	—	—	—	—	—	—	21,176
Intercompany receivable	726,578	1	122,640	—	—	—	—	115,292	306,188
Prepaid expenses and other assets	33,756	—	479	—	—	—	—	3,584	1,730

Total current assets	$863,198	$1	$141,278	$—	$—	$—	$—	$124,673	$338,641
	—	—	—	—	—	—	—	—	—
Property and equipment, net	28,039	—	—	—	—	—	—	1,518	860
Right-of-use asset	42,382	—	—	—	—	—	—	2,892	572
Long-term financing receivables, net	1,137	—	—	—	—	—	—	—	11,526
Goodwill	—	—	—	—	—	—	—	317,705	355,094
Amortizable intangible assets	80,281	—	1,041	—	—	—	—	150,241	49,396
Intercompany notes receivable, non-current	38,950	—	4,507	—	—	—	—	—	—
Intercompany investment	1,496,428	104,314	—	—	—	—	—	—	385
Other assets, non-current	46,892	—	—	—	—	—	—	1,086	149

Total assets	$2,597,306	$104,315	$146,826	$—	$—	$—	$—	$598,115	$756,623

	—	—	—	—	—	—	—	—	—
Liabilities and stockholders’ (deficit) equity	—	—	—	—	—	—	—	—	—
Current liabilities:	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	9,855	—	169	—	—	—	—	960	859
Accrued compensation and related benefits	6,106	—	—	—	—	—	—	0	271
Deferred revenue	14,749	—	10,225	—	—	—	—	15,042	23,438
Intercompany payable	442,905	36	225,166	—	—	—	126	158,960	439,348
Lease liability	1,949	—	—	—	—	—	—	—	—
Other current liabilities	60,419	—	—	—	—	—	—	36	—

Total current liabilities	$535,983	$36	$235,560	$—	$—	$—	$126	$174,998	$463,916
	—	—	—	—	—	—	—	—	—
Liabilities subject to compromise	1,042,449	—	3,738	—	—	—	—	36,519	14,474
	—	—	—	—	—	—	—	—	—
Deferred government grant obligations	—	—	—	—	—	—	—	—	—
Deferred tax liabilities	—	—	—	—	—	—	—	—	—
Lease liability, non-current	3,852	—	—	—	—	—	—	—	—
Intercompany notes payable, non-current	—	—	29,000	—	—	—	—	—	—
Other liabilities, non-current	996	—	—	—	—	—	—	—	—

Total liabilities	$1,583,281	$36	$268,299	$—	$—	$—	$126	$211,517	$478,390
	—	—	—	—	—	—	—	—	—
Stockholders’ (deficit) equity:	—	—	—	—	—	—	—	—	—
Common stock	3	—	—	—	—	—	—	—	—
Preferred Stock	—	—	—	—	—	—	—	—	—
Additional paid-in capital	1,753,700	—	—	—	—	—	—	—	—
Accumulated deficit	(739,678)	(35)	(121,473)	—	—	—	(12,612)	(384,682)	(333,676)
Equity in Affiliates	—	104,313	—	—	—	—	12,487	771,280	611,909
Accumulated other comprehensive income (loss)	—	—	—	—	—	—	—	—	—

Total stockholders’ (deficit) equity	$1,014,025	$104,279	$(121,473)	$—	$—	$—	$(126)	$386,598	$278,232

Total liabilities, redeemable convertible preferred stock and stockholders’ (deficit) equity	$2,597,306	$104,315	$146,826	$—	$—	$—	—	$598,115	$756,623

MOR-3

In re: 2U, INC., et al.	Case No. (Jointly Administered): 24-11279 (MEW)
Reporting Period: July 2024

Unaudited Statement of Operations (in 000’s)

$000s	2U, Inc.	2U GetSmarter, LLC	2U GetSmarter (US), LLC	2U Harkins Road LLC	2U KEIH Holdco, LLC	2U NYC, LLC	Critiquelt, Inc.	edX LLC	edX Boot Camps LLC
Revenue	$32,487	$—	$1,005	$—	$—	$—	$—	$2,332	$9,069
Costs and expenses
Curriculum and Teaching	778	—	343	—	—	—	—	833	2,834
Servicing and Support	7,035	—	5	—	—	—	—	37	31
Technology and Production	7,457	—	201	—	—	—	—	206	(35)
Marketing and Sales	16,152	—	571	—	—	—	—	1,468	3,068
General and Administrative	18,716	—	238	—	—	—	—	184	644
Impairment Charge	—	—	—	—	—	—	—	—	—

Total costs and expenses	$50,138	$—	$1,358	$—	$—	$—	$—	$2,729	$6,542

Income (loss) from operations	$(17,650)	$—	$(353)	$—	$—	$—	$—	$(397)	$2,527
Interest Income	41	—	—	—	—	—	—	—	25
Interest Expense	(6,178)	—	(7)	—	—	—	—	—	—
Reorganization items, net	(39,598)	—	—	—	—	—	—	—	—
Loss on debt extinguishment	—	—	—	—	—	—	—	—	—
Other Income (Expense), net	21	—	(139)	—	—	—	—	3	(12)

Income (loss) before income taxes	$(63,365)	$—	$(499)	$—	$—	$—	$—	$(394)	$2,540
Income tax benefit (expense)	(33)	—	—	—	—	—	—	—	—

Net Income	$(63,398)	$—	$(499)	$—	$—	$—	$—	$(394)	$2,540

In re: 2U, INC., et al.	Case No. (Jointly Administered): 24-11279 (MEW)
Reporting Period: July 2024

Bank Reconciliations

The Debtor, 2U, Inc., and its affiliated Debtors, hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations and journal entries. The Debtors' standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. I attest that each of the Debtors' bank accounts has been reconciled in accordance with their standard practices.

/s/ Matthew Norden	9/4/2024
Signature of Authorized Individual	Date

Matthew Norden	Chief Financial Officer and Chief Legal Officer of 2U, Inc.
Printed Name of Authorized Individual	Title of Authorized Individual

In re: 2U, INC., et al.	Case No. (Jointly Administered): 24-11279 (MEW)
Reporting Period: July 2024

Status of Post-Petition Taxes

The Debtor, 2U, Inc., and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes. All postpetition taxes for the debtors, which are not subject to dispute or reconciliation are current; provided, however, the Debtors continue to actively reconcile other amounts owed to various taxing and governmental authorities, which may subsequently be subject to dispute.

/s/ Matthew Norden	9/4/2024
Signature of Authorized Individual	Date

Matthew Norden	Chief Financial Officer and Chief Legal Officer of 2U, Inc.
Printed Name of Authorized Individual	Title of Authorized Individual